                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1


    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 31, 2005

RIG NAME            WD        DESIGN        LOCATION     STATUS*         OPERATOR           CURRENT TERM       DAYRATE (000S)
--------           -----   -------------   ----------   ----------   ----------------   --------------------   --------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)

Ocean Quest        3,500'  Victory Class      GOM       Contracted         Pogo              one well           mid 70's

Ocean Star         5,500'  Victory Class      GOM       Contracted      Kerr-McGee       220 day extension      mid 70's

Ocean America      5,500'  Ocean Odyssey      GOM       Contracted       Mariner        one well extension      mid 80's

Ocean Valiant      5,500'  Ocean Odyssey      GOM       Contracted      Kerr-McGee           one well           mid 80's

Ocean Victory      5,500'  Victory Class      GOM       Contracted       Newfield            one well           mid 90's
                                                                       Exploration

Ocean Confidence   7,500'  DP Aker H-         GOM       Contracted          BP            five-year term        mid 170's
                           3.2 Modified

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)

Ocean Voyager      2,000'  Victory Class      GOM       Contracted        Murphy             one well           low 70's

Ocean Concord      2,200'  F&G SS-2000        GOM       Contracted      Kerr-McGee      one well plus option    mid 50's

Ocean Lexington    2,200'  F&G SS-2000        GOM       Contracted   Walter Oil & Gas       three wells         low 50's

Ocean Saratoga     2,200'  F&G SS-2000        GOM       Contracted         LLOG              one well           mid 60's

                                                               FUTURE CONTRACT AND OTHER
RIG NAME            START DATE       EST. END DATE                    INFORMATION
--------          ---------------   ---------------            -------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)

Ocean Quest       early Dec. 2004   early Feb. 2005   One well with Noble in low 100's beginning
                                                      early Feb. 2005 and early April 2005;
                                                      followed by LOI for one well in high 110's
                                                      beginning early April and ending early July
                                                      2005; followed by LOI for 120 day term in
                                                      mid 120's beginning early July and ending
                                                      late Oct. 2005. Available; actively
                                                      marketing.

Ocean Star        early Dec. 2004   mid July 2005     90 day term extension plus option with
                                                      Kerr- McGee in low 140's beginning mid July
                                                      2005 and ending early Oct. 2005. Available;
                                                      actively marketing.

Ocean America     late Oct. 2004    early Mar. 2005   One well extension plus option with Mariner
                                                      in mid 110's beginning early Mar. 2005 and
                                                      ending early April 2005; followed by two
                                                      wells plus option with Mariner in low 130's
                                                      beginning early April and ending early July
                                                      2005; followed by three well extension with
                                                      Mariner/Pioneer in low 150's beginning
                                                      early July and ending early Oct. 2005.
                                                      Available; actively marketing.

Ocean Valiant     late Jan. 2005     early April      One well with Kerr-McGee in high 90's
                                         2005         beginning early April 2005 and ending mid
                                                      June 2005, followed by one well plus
                                                      options with Kerr-McGee in low 130's
                                                      beginning mid June and ending mid Aug.
                                                      2005; followed by 180 day term extension
                                                      with Kerr-McGee in low 150's beginning mid
                                                      Aug. 2005 and ending mid Feb. 2006.
                                                      Available; actively marketing.

Ocean Victory     late Dec. 2004    mid Feb. 2005     100 day term plus option with Shell in low
                                                      130's beginning mid Feb. and ending late
                                                      May 2005. Available; actively marketing.

Ocean Confidence  early Jan. 2001   early Jan. 2006   Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(4)

Ocean Voyager     late Dec. 2004    early Feb. 2005   One well with Walter in mid 70's beginning
                                                      early Feb. 2005 and ending early Mar. 2005;
                                                      followed by one well with Walter in low
                                                      80's beginning early Mar. 2005 and ending
                                                      early April 2005. Available; actively
                                                      marketing.

Ocean Concord     early Oct. 2004   early Feb. 2005   One well with ENI in mid 50's beginning
                                                      early Feb. 2005 and ending early April
                                                      2005; followed by one well for Kerr-McGee
                                                      in upper 50's beginning early April and
                                                      ending early May 2005; followed by one well
                                                      plus option with Kerr-McGee in mid 70's
                                                      beginning early May and ending early July
                                                      2005; followed by two wells plus option
                                                      extension with Kerr-McGee in mid 90's
                                                      beginning early May and ending late Sept.
                                                      2005. Available; actively marketing.

Ocean Lexington   late Jan. 2005    early July 2005   Rig will go in for approximately 120-day
                                                      Survey and maintenance between second and
                                                      third well, beginning early April and
                                                      ending early June. Following third well,
                                                      one additional well plus option with Walter
                                                      in low 60's beginning early July and ending
                                                      early Aug.; followed by one well plus
                                                      option with Walter in low 80's beginning
                                                      early Aug. and ending early Sept. 2005.
                                                      Available; actively marketing.

Ocean Saratoga    mid Dec. 2004      early April      Available; actively marketing.
                                         2005

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 31, 2005


RIG NAME            WD        DESIGN        LOCATION     STATUS*         OPERATOR           CURRENT TERM       DAYRATE (000S)
--------           -----   -------------   ----------   ----------   ----------------   --------------------   --------------
DOMESTIC JACKUPS(12)

Ocean Crusader     200'    Mat                GOM       Contracted   Walter Oil & Gas   two well extension      mid 30's
                           Cantilever

Ocean Drake        200'    Mat                GOM       Contracted   ADTI/Kerr-McGee         two wells          high 30's
                           Cantilever

Ocean Champion     250'    Mat Slot           GOM       Contracted         Hunt              two wells          low 40's

Ocean Columbia     250'    Independent        GOM       Contracted      Kerr-McGee          Five wells          mid 40's
                           Leg
                           Cantilever

Ocean Spartan      300'    Independent        GOM       Contracted         LLOG         one well extension      mid 40's
                           Leg
                           Cantilever

Ocean Spur         300'    Independent        GOM       Contracted      Spinnaker            one well           mid 40's
                           Leg
                           Cantilever

Ocean King         300'    Independent        GOM       Contracted       El Paso             one well           low 50's
                           Leg
                           Cantilever

Ocean Nugget       300'    Independent        GOM       Contracted     ADTI/Mission          one well           low 40's
                           Leg
                           Cantilever

Ocean Summit       300'    Independent        GOM       Contracted         LLOG          three wells plus       high 30's
                           Leg                                                                 option
                           Cantilever

Ocean Warwick      300'    Independent        GOM       Contracted       Newfield            one well           high 40's
                           Leg
                           Cantilever

Ocean Titan        350'    Independent        GOM       Contracted         BHP          one well plus option    mid 50's
                           Leg
                           Cantilever

Ocean Tower        350'    Independent        GOM       Contracted    Chevron/Texaco    one well plus option    mid 50's
                           Leg
                           Cantilever

                                                               FUTURE CONTRACT AND OTHER
RIG NAME            START DATE       EST. END DATE                    INFORMATION
--------          ---------------   ---------------            -------------------------
DOMESTIC JACKUPS(12)

Ocean Crusader    late Jan. 2005    mid April 2005    Available; actively marketing.

Ocean Drake       late Jan. 2005    mid Mar. 2005     Two wells plus option with ADTI/CMI/Palace
                                                      in low 40's beginning mid Mar. and ending
                                                      late Mar. 2005. Available; actively
                                                      marketing.

Ocean Champion    late Jan. 2005    late May 2005     Available; actively marketing.

Ocean Columbia    early Jan. 2005   mid May 2005      Available; actively marketing.

Ocean Spartan     early Dec. 2004   mid Feb. 2005     Three well extension with LLOG in high 40's
                                                      beginning mid Feb. and ending early June
                                                      2005. Available; actively marketing.

Ocean Spur        mid Dec. 2004     mid Feb. 2005     Maintenance/repairs late Mar. thru late May
                                                      2005. Available; actively marketing.

Ocean King        late Jan. 2005    late Feb. 2005    Available; actively marketing.

Ocean Nugget      mid Nov. 2004     early Feb. 2005   One well plus option with ADTI/Mission in
                                                      high 40's beginning early Feb. and ending
                                                      mid Feb. 2005. Available; actively
                                                      marketing.

Ocean Summit       early Sept.      early Feb. 2005   Two wells with LLOG in mid 40's beginning
                       2004                           early Feb. and ending early April 2005.
                                                      Available; actively marketing.

Ocean Warwick     early Feb. 2005   early Mar. 2005   One well with Newfield in low 50's
                                                      beginning early Mar. and ending late April
                                                      2005. Available; actively marketing.

Ocean Titan       late Jan. 2005    mid May 2005      Available; actively marketing.

Ocean Tower       early Jan. 2005   mid June 2005     Available; actively marketing.

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 31, 2005


RIG NAME            WD        DESIGN        LOCATION     STATUS*         OPERATOR           CURRENT TERM       DAYRATE (000S)
--------           -----   -------------   ----------   ----------   ----------------   --------------------   --------------
INTERNATIONAL SEMISUBMERSIBLES(17)

MEXICO

Ocean Ambassador   1,100'  Bethlehem SS-      GOM       Contracted        PEMEX         four year term work     mid 50's
                           2000

Ocean
 Whittington       1,500'  Aker H-3           GOM       Contracted        PEMEX         four year term work     low 60's

Ocean Worker       3,500'  F&G 9500           GOM       Contracted        PEMEX         four year term work     high 60's
                           Enhanced
                           Pacesetter

Ocean Yorktown     2,850'  F&G SS-2000        GOM       Contracted        PEMEX         four year term work     mid 40's

NORTH SEA

Ocean Nomad        1,200'  Aker H-3        North Sea    Contracted       Talisman            one year           low 80's

Ocean Guardian     1,500'  Earl & Wright   North Sea    Contracted        Shell              one year           high 40's
                           Sedco 711
                           Series

Ocean Princess     1,500'  Aker H-3        North Sea    Contracted       Talisman       one year extension      low 80's

Ocean Vanguard     1,500'  Bingo 3000      North Sea    Contracted         ENI                  --                 --

AUSTRALASIA

Ocean Bounty       1,500'  Victory Class   Australia    Contracted         OMV              three wells         mid 70's

Ocean Patriot      1,500'  Bingo 3000      Australia    Contracted     Bass Straits          two wells          high 70's

Ocean Epoch        1,640'  Korkut          Australia    Contracted        Santos            option well         mid 60's

Ocean General      1,640'  Korkut            Korea      Contracted         KNOC              two wells          high 60's

Ocean Baroness     7,000'  Victory Class   Indonesia    Contracted        Unocal         180 day extension      mid 130's

Ocean Rover        7,000'  Victory Class   Malaysia     Contracted        Murphy        Second option well      low 120's

                                                               FUTURE CONTRACT AND OTHER
RIG NAME            START DATE       EST. END DATE                    INFORMATION
--------          ---------------   ---------------            -------------------------
INTERNATIONAL SEMISUBMERSIBLES(17)

MEXICO

Ocean Ambassador  late July 2003    mid Dec. 2007     Available.

Ocean
 Whittington      late July 2003    early Oct. 2006   Available.

Ocean Worker      mid Aug. 2003     late July 2007    Available.


Ocean Yorktown    late Oct. 2003    mid July 2007     Available.

NORTH SEA

Ocean Nomad       early Jan. 2005   early Jan. 2006   Available; actively marketing.

Ocean Guardian    late Mar. 2004    late Mar. 2005    One year program with Shell in U.K. North
                                                      Sea in low 80's beginning late Mar. 2005
                                                      and ending late Mar. 2006. Available;
                                                      actively marketing.

Ocean Princess    early Jan. 2005   late Dec. 2005    Available; actively marketing.

Ocean Vanguard          --               --           In shipyard for repairs due to storm
                                                      damage. Estimated completion mid Mar. 2005.
                                                      One year program in Norway with Statoil in
                                                      low 140's beginning in mid Mar. 2005 and
                                                      ending in mid Mar. 2006. Available;
                                                      actively marketing.

AUSTRALASIA

Ocean Bounty       early Sept.      early Feb. 2005   One well plus option with Coogee Resources
                       2004                           in mid 70's beginning early Feb. and ending
                                                      mid Mar.; followed by one well plus option
                                                      with Hardman in low 80's beginning in mid
                                                      Mar. and ending early April; followed by
                                                      LOI for one well plus option in mid 80's
                                                      beginning early April and ending mid May;
                                                      followed by LOI for one well plus option in
                                                      mid 80's beginning mid May and ending early
                                                      July; followed by LOI for one well in mid
                                                      80's beginning early July and ending early
                                                      Aug.; followed by two wells plus option in
                                                      low 90's beginning early Aug. and ending
                                                      early Oct. 2005. Available; actively
                                                      marketing.

Ocean Patriot     late Jan. 2005    late Feb. 2005    Two wells with Woodside beginning late Feb.
                                                      and ending late Mar. Two wells plus option
                                                      with Santos beginning late Mar. and ending
                                                      late May. LOI for one well plus three
                                                      options beginning late May and ending mid
                                                      July 2005. All wells in high 70's.
                                                      Available; actively marketing.

Ocean Epoch       mid Jan. 2004     early Feb. 2005   Mobe to Singapore beginning early Feb. and
                                                      ending late Feb. 2005, followed by prep.
                                                      until mid Mar. LOI in mid 70's for four
                                                      wells plus option and demobe in Malaysia
                                                      beginning mid Mar. and ending mid Dec.
                                                      2005. Available; actively marketing.

Ocean General     mid Dec. 2004     mid April 2005    One well plus one option plus demobe with
                                                      KNOC in Viet Nam in mid 50's beginning mid
                                                      April and ending early June 2005.
                                                      Available; actively marketing.

Ocean Baroness    late Dec. 2004    early May 2005    Available; actively marketing.

Ocean Rover       mid Dec. 2004     late Jan. 2005    Option wells three to six exercised in mid
                                                      120's beginning late Jan. and ending mid
                                                      July 2005. Available; actively marketing.

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 31, 2005


RIG NAME            WD        DESIGN        LOCATION     STATUS*         OPERATOR           CURRENT TERM       DAYRATE (000S)
--------           -----   -------------   ----------   ----------   ----------------   --------------------   --------------
BRAZIL

Ocean Yatzy        3,300'  DP DYVI Super    Brazil      Contracted      Petrobras        700 day extension      mid 70's
                           Yatzy

Ocean Winner       3,500'  Aker H-3         Brazil      Contracted      Petrobras        700 day extension      mid 50's

Ocean Alliance     5,000'  Alliance         Brazil      Contracted      Petrobras       one year extension      high 90's
                           Class

INTERNATIONAL DRILLSHIPS(1)

Ocean Clipper      7,500'  DP               Brazil      Contracted      Petrobras        700 day extension      low 100's
                           Fluor/Mitsubishi

INTERNATIONAL JACKUPS(2)

Ocean Sovereign    250'    Independent     Bangladesh   Contracted     Cairn Energy      three wells plus       low 60's
                           Leg                                                                 option
                           Cantilever

Ocean Heritage     300'    Independent       India      Contracted     Cairn Energy       six wells plus        low 60's
                           Leg                                                                options
                           Cantilever

UPGRADE(1)

Ocean Endeavor     2,000'  Victory Class      GOM         Cold             DODI                 --                 --
                                                         Stacked

COLD STACKED(2)

Ocean Liberator    600'    Aker H-3        S. Africa      Cold             DODI                 --                 --
                                                         Stacked

Ocean New Era      1,500'  Korkut             GOM         Cold             DODI                 --                 --
                                                         Stacked

                                                               FUTURE CONTRACT AND OTHER
RIG NAME            START DATE       EST. END DATE                    INFORMATION
--------          ---------------   ---------------            -------------------------
BRAZIL

Ocean Yatzy       early Nov. 2003   mid Oct. 2005     Available.

Ocean Winner       early April      mid Mar. 2006     Available.
                       2004

Ocean Alliance     early Sept.       early Sept.      Available.
                       2004              2005

INTERNATIONAL DRILLSHIPS(1)

Ocean Clipper     early Jan. 2003   early Mar. 2006   Available; actively marketing.

INTERNATIONAL JACKUPS(2)

Ocean Sovereign   mid Nov. 2004     mid April 2005    Available; actively marketing.

Ocean Heritage    early Nov. 2004   mid May 2005      Available; actively marketing.

UPGRADE(1)

Ocean Endeavor          --               --           Preparing for mobe to Singapore shipyard
                                                      for upgrade to 8,000 ft. design 5th
                                                      Generation rig. Estimated completion early
                                                      2007. Available; actively marketing.

COLD STACKED(2)

Ocean Liberator         --               --           Cold stacked Nov. '02.

Ocean New Era           --               --           Cold stacked Dec. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico